Nationwide Life Insurance Company: • Nationwide Variable Account-13

Prospectus supplement dated December 23, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective at the close of business on December 22, 2008, the Legg Mason Partners Variable Equity Trust:  Legg Mason Partners Variable Small Cap Growth Portfolio - Class II fund will merge into the Legg Mason Partners Variable Equity Trust:  Legg Mason Partners Variable Small Cap Growth Portfolio - Class I fund.  As a result, if any of your contract value is invested in the Legg Mason Partners Variable Equity Trust:  Legg Mason Partners Variable Small Cap Growth Portfolio - Class II fund on this date, that contract value will be merged into the Legg Mason Partners Variable Equity Trust:  Legg Mason Partners Variable Small Cap Growth Portfolio - Class I fund.

As of the close of trading of the New York Stock Exchange on December 22, 2008, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the Legg Mason Partners Variable Equity Trust:  Legg Mason Partners Variable Small Cap Growth Portfolio - Class II fund will be updated to reflect the Legg Mason Partners Variable Equity Trust:  Legg Mason Partners Variable Small Cap Growth Portfolio - Class I fund.

All references and information contained in the prospectus for your contract related to the Legg Mason Partners Variable Equity Trust:  Legg Mason Partners Variable Small Cap Growth Portfolio - Class II are deleted.